SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               September 23, 2003

                                (Date of Report)
                        (Date of Earliest Event Reported)

                                 Clixtix, Inc..

             (Exact name of Registrant as Specified in its Charter)

                                  1501 Broadway
                                   Suite 1807
                            New York, New York 10036

                    (Address of Principal Executive Offices)

                                 (212) 768-2383

                         (Registrant's Telephone Number)

                                 Not Applicable
                        (Former name and former address)


      New York                       333-85006                13-3526402
     ---------                      ---------                 ---------
(State or other jurisdiction   (Commission File Number) (IRS Employer
     of incorporation)                                   Identification No.)

Item 2.  Acquisition or Disposition of Assets.

         Pursuant to an Asset Purchase Agreement dated as of September 23, 2003 (the "Asset Purchase Agreement") by and among Clixtix, Inc., a New York corporation ("Clixtix"), Vic Cantor Theatre Party Services, Inc. , a New York corporation ("VCT")and Harold Fishkin, the sole shareholder of VCT, Clixtix acquired certain of the assets of VCT in consideration of the payment of an aggregate purchase price of $164,000 (the "Purchase Price"). The Purchase Price was paid (a) $54,000 by certified check and (b) the balance by delivery of a three year promissory note payable in equal monthly installments commencing on December 23,2003. Based upon certain threshold ticket sales being achieved over the next 12 months, VCT has the ability to "earn" and additional $36,000, which if paid would increase the aggregate Purchase Price to $200,000.

         VCT has been engaged in the business of group and individual ticket sales for theatrical and other events in the New York City area. In accordance with the terms of the Asset Purchase Agreement, each of VCT and Harold Fishkin have agreed not to compete with Clixtix for a period of five years.


ITEM 7.   Financial Statements and Exhibits.


(a) Financial Statements shall be provided within 60 days of the date of this report.

(b) 2.1 Asset Purchase Agreement Dated September 23, 2003 by and among Clixtix, VCT and Harold Fishkin, the sole shareholder of VCT.


                                   SIGNATURES
                             -----------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CLIXTIX, INC.


                                      By:   /s/   "Phyllis Maxwell"
                                         ----------------------------
                                          President

Date: September 29, 2003

                                  Clixtix, Inc.

                                    Exhibits
                                       To
                                    Form 8-K
                            Dated September 29, 2003

2.1 Asset Purchase Agreement Dated September 24, 2003 by and among Clixtix, Inc., a New York corporation, Vic Cantor Theatre Party Services, Inc., a New York corporation ("VCT")and Harold Fishkin, the sole shareholder of VCT.

                  ASSET PURCHASE AGREEMENT, dated September 23, 2003 (the "Agreement") by and among Vic Cantor Theatre Party Services, Inc. a New York corporation, (the "Seller"), Harold Fishkin, the sole stockholder of the Seller and (the "Stockholder"), and Maxwell Group Entertainment, Inc., a New York corporation (the "Buyer"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in Section 12 hereof.

                                    W I T N E S S E T H:
                                    - - - - - - - - - -

                   WHEREAS, Seller has engaged in, among other things, the business of providing entertainment and theatre ticket sales services (the "Theatre Ticket Business") to its customers (the "Cantor Customers"); and

                   WHEREAS, Seller wishes to sell, and Buyer wishes to purchase, certain of Seller's assets, properties (real and personal), capabilities, experience and, rights in and relating to the Theatre Ticket Business on the terms and subject to the conditions set forth herein.

                   NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                    SECTION 1. PURCHASE AND SALE OF ASSETS.
                               ----------------------------

                  1.1 Assets to be Transferred. On the terms and subject to the conditions of this Agreement, and in reliance upon the representations, warranties and covenants hereinafter set forth except for the Excluded Assets, at the Closing, Seller shall, sell, assign, transfer, convey and deliver to Buyer, free and clear of any and all Encumbrances,and Buyer shall purchase from Seller, all Seller's right, title and interest in and to all assets and properties, set forth on Schedule 1.1 hereto, and without limiting the generality of the foregoing the names,phone numbers and addresses of all of the Cantor Customers, including, but not limited to those names and addresses shall be set forth on Schedule 5.15 hereto, and suppliers, all other data basis and software used in connection with the Theatre Ticket Business, Post Closing Receivables, the Cantor Intellectual Property, Other Assets, and the telephone numbers used by the Seller in conducting its business.

                    1.2 Excluded Assets. Buyer and Seller expressly understand and agree that there shall be excluded from the Purchased Assets those assets set forth on Schedule 1.2 (collectively, the "Excluded Assets"). The Excluded Assets shall remain the property of Seller, and Buyer shall have no liability or other responsibility with respect to the Excluded Assets.

                           SECTION 2. PURCHASE PRICE.

                  2.1 Payment of the Purchase Price.
                      -----------------------------

                  (a) In consideration of and simultaneously with the transfer of the Purchased Assets by Seller to Buyer, at the Closing, Buyer shall deliver to Seller the purchase price (the "Purchase Price") to Seller as follows:

                           (i) pay Seller the amount of $54,000 in cash (the "Cash Payment"); and (ii) deliver to Seller, Buyer's non negotiable promissory note in the principal amount of $110,000, due three years following the Closing Date, substantially in the form of Exhibit 2.1(a)(ii) hereto (the "Promissory Note"). The Promissory Note shall be made payable to "Fishkin Enterprises, Inc."

                  (b) All other cash payments made pursuant to this Agreement (other than payments made under the terms of the Promissory Note) shall be made by wire transfer or by bank cashier's or certified check to be drawn on New York Clearing House Funds, such form of payment (and account information, if applicable) to be designated by Seller in writing at least two Business Days prior to the date such payment is to be made.

                  2.2 Purchase Price  Adjustments.

         (a) If within the 12 months following the Closing Date (the "Earn-out Period"), the Net Revenues have not exceeded an aggregate of $150,000, then the Purchase Price shall be reduced by an amount equal to the difference between $150,000 and the Net Revenues (the "Purchase Price Adjustment"). The Purchase Price Adjustment shall be effected through a direct offset against and reduction of any amounts due Seller under the Promissory Note.

         (b) Within 30 days of the end of the Earn-out Period (the "Notice Period"), the Buyer shall notify, in writing, the Seller of any proposed Purchase Price Adjustment (the "Adjustment Notice") and setting forth the basis for its calculation. The Seller shall then have 30 days following the date of the Adjustment Notice (the "Confirmation Period") to confirm the amount of the proposed Purchase Price Adjustment. The Buyer will make its auditor and such records and documentation as Seller may reasonably request to inspect,available for inspection and review at Buyer's offices during normal business hours and upon reasonable notice, for the purpose of confirming the Buyer's calculations. Prior to the termination of the confirmation Period,the Seller shall advise the Buyer as to whether it agrees or disagrees with the Buyer's calculation. If the Seller disagrees with the Buyer's calculations, the matter will be resolved in accordance with Section 11.5 hereof. Pending such resolution, all payments required to be made under the terms of the Promissory Note shall be suspended.

                  (c) For purposes hereof, "Net Revenues" shall mean (1) the amounts paid to the Buyer during the period commencing on the Closing Date and terminating on the day immediately preceding the first anniversary of the Closing Dated (i) as commissions, by the Theatres in connection with theatre ticket sales effected through Cantor Customers (other than Group Dining Services, Inc., also known as "Trautmann," and herein collectively referred to as "GDS") and (ii) as add on commission for theatrical and sporting events ticket sales effected through Cantor Customers (other than GDS) (collectively, the "Commissions"), less (2) any amounts to be paid by the Buyer to Patricia Scotto, Yvette Consor, GDS and any other person claiming to be entitled to and paid a portion of the Commissions based upon such person's agreement with Seller and/or Stockholder.

                  2.3 Allocation of Purchase Price. The Purchase Price for the Purchased Assets shall be allocated for United States federal, state, local and foreign tax purposes by each party among the Purchased Assets sold, transferred and assigned hereunder and the covenant contained in Section 7.6 hereof, as determined by Buyer and approved by Seller(such approval not to be unreasonably withheld or delayed), not later than 90 days after the Closing Date. For all pertinent tax purposes each party hereto shall report the purchase and sale provided for, and with the characterization given these transactions in this Agreement to taxing authorities on a basis consistent with such allocation, and each party agrees not to take a position inconsistent with such allocation. To the extent required by law the allocation shall be made in accordance with
Section 960 of the Code, and after the Closing, Seller and Buyer each shall timely file form 8594 with the IRS detailing this allocation. In the event that Buyer determines, subject to Seller's reasonable approval, that any adjustments to such allocation are necessary, Seller shall make such modifications as are necessary reporting the same on Seller's form 8594 (if required) or any tax report or return filed or to be filed by Seller in order to conform to Buyer's allocation as adjusted.

                  SECTION 3. NO ASSUMPTION OF LIABILITIES.
                             ----------------------------

                   Buyer shall not purchase or take title to the Purchased Assets subject to,or in any way agree to pay, perform, discharge or indemnify Seller against or otherwise be liable or responsible for, any liabilities or obligations of Seller, whether or not referred to in any Exhibit or Schedule hereto and whether claims in respect of any such liabilities or obligations arise or are instituted before, on or after the Closing Date, including, without limitation any liabilities related to the Assumed Contracts prior to Closing (collectively, the "Retained Liabilities").


                    SECTION 4. CLOSING AND CLOSING DATE.
                               -------------------------

                  4.1. Time and Place of Closing.The Closing shall take place at the offices of Eiseman Levine Lehrhaupt & Kakoyiannis, P.C., 845 Third Avenue, 8th Floor, New York, New York 10022 at 11:00 A.M. New York City simultaneously with the execution and delivery of this Agreement or such other time and place as Buyer and Seller shall mutually agree in writing. The date upon which the Closing occurs is hereinafter referred to as the "Closing Date."

                  4.2 Obligations of Seller at Closing. At the Closing (or prior thereto, as indicated below), Seller shall deliver to Buyer the following:

         (a) Duly executed bills of sale and assignments, substantially in the form of Exhibit 4.2(a) hereto


         (b) Copies, certified by a principal executive officer of Seller, of all consents required under the Assumed Contracts.

         (c) The Financial Statements, certified by the chief financial officer of Seller.

         (d) A duly executed copy of the GDS Agreement substantially in the form of Exhibit 4.2(d) hereto.


         (e) Evidence satisfactory to the Buyer that the Seller has paid (i)all obligations to theaters regarding paid ticket orders and (ii) current liabilities.



         (f) All material approvals, consents, assignments and permits from parties to any Leases, contracts or other agreements with Seller which shall be necessary to vest or more effectively vest in Buyer, full and marketable title to the Purchased Assets free and clear of any and all claims, liabilities, obligations, liens, pledges, mortgages, encumbrances, charges and restrictions of every kind, nature and description, shall have been obtained.

         (g) Any and all Authorizations from any Governmental Authority currently used in or related to the Theatre Ticket Business, which Buyer requires for the lawful consummation of the Closing and the continued operation of the Theatre Ticket Business by Buyer shall have been obtained and transferred to Buyer

         (h) All other documents, instruments and writings required to be delivered by Seller at or prior to the Closing pursuant to this Agreement or otherwise reasonably required in connection herewith.

4.3      Obligations of Buyer at Closing.

                  At the Closing (or prior thereto, as indicated below), Buyer shall deliver to Seller the following:

         (a)      The Cash Closing Payment.

         (b)      The Promissory Note.

         (c)      A duly executed copy of the GDS Agreement.

         (d) The guaranty of Phyllis Maxwell (the "Guarantor") substantially in the form of Exhibit 4.3(d) hereto (the "Guaranty").

         (e) All other documents, instruments and writings required to be delivered by Buyer at or prior to the Closing pursuant to this Agreement or otherwise reasonably required in connection herewith

                  4.4 Effectiveness. The consummation of the transactions contemplated by this Agreement shall be deemed to have occurred immediately after all, but not less than all,of the matters specified in this Section shall have occurred or been waived in writing by the relevant party. All documents required to be delivered at the Closing shall be in form and substance reasonably satisfactory to Buyer and Seller.

      SECTION 5. REPRESENTATIONS AND WARRANTIES OF SELLER AND STOCKHOLDER.
           ----------------------------------------------------------

                    The Stockholder and Seller, jointly and severally, represent and warrant to Buyer as follows:

                  5.1 Due Incorporation and Qualification. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has the corporate power and authority to own, lease and operate its assets and properties,and to carry on its business as now being conducted. Seller is duly qualified as a foreign corporation and is in good standing under the laws of (i) each jurisdiction in which it owns or leases real property and (ii) each other jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification, except where a failure to be so qualified would not have a Material Adverse Effect on the business, prospects, earnings, condition (financial or otherwise), Purchased Assets or the Theatre Ticket Business. A list of such jurisdictions is set forth on Schedule 5.1 hereto.

                   5.2 Certificate of Incorporation and By-Laws. The copies of the Certificate of Incorporation (certified by the Secretary of State of the State of Delaware) and By-Laws (certified by Seller's Secretary or Assistant Secretary) of Seller, and all amendments to and restatements of each, which have been heretofore delivered or made available to Buyer are true, complete and correct.

                    5.3 Corporate Power of Seller, Consents. Seller has the requisite corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Seller and no other authorization or consent of the Seller or its shareholders is necessary. This Agreement has been duly and validly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms. Except as set forth on Schedule 5.3, no consent, approval, waiver, license or authorization, or other action by or filing with any foreign, federal, state, county, local or other governmental or regulatory body or agency, and no approval or consent of any other person is required in connection with the execution and delivery by Seller of this Agreement or for the sale and delivery of the Purchased Assets and the consummation and performance by Seller of the transactions contemplated hereby.

                   5.4 No Default. Except as set forth on Schedule 5.4, neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated herein, will conflict with or result in a breach of, or give rise to a right of termination of, or accelerate the performance required by, any terms of any indenture, mortgage, deed of trust, lease, agreement, insurance policy or other instrument to which Seller is a party, or constitute a default thereunder, or result in the creation or imposition of any lien, claim or encumbrance upon any of the Purchased Assets, nor will it violate any of the provisions of Seller's Certificate of Incorporation or By-Laws. Except as set forth on Schedule 5.4, Seller is not named in any judgment, order, writ, award, injunction or decree, which materially and adversely affects or reasonably might affect, the Purchased Assets, or the business, prospects, earnings, or condition (financial or otherwise), of the Theatre Ticket Business.

                    5.5 Ownership of The Purchased Assets. Seller is the sole owner of, legally and beneficially, and has good and marketable title to, all of the Purchased Assets in each case free and clear of any Encumbrance.

                    5.6     Financial Statements.

                    (a) The financial statements, which shall include the unaudited balance sheet, statements of earnings and statements of changes in financial position of Seller for the twelve unaudited period ended December 31, 2002 and the unaudited financial statements which shall include the [unaudited] balance sheet, statement of earnings and statement of changes in financial position of Sellers' for the six month period ended April 30, 2003, (collectively, the "Financial Statements"), furnished by Seller to Buyer and set forth on Schedule 5.6 hereto, are true, complete and correct, are in accordance with the books and records of Seller as of the dates and for the periods indicated, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, and accurately and completely represent the financial position of Seller and the Theatre Ticket Business as at such dates.

                   (b) As at the Balance Sheet Date (as hereinafter defined) Seller did not have any material obligation, indebtedness or liability of any nature (whether known or unknown and whether accrued, absolute, contingent or otherwise, and whether due or to become due) which is not shown on the Balance Sheet (as hereinafter defined) or the notes thereto or disclosed herein or in any document delivered to Buyer hereunder or as set forth on Schedule 5.6. The balance sheet as at April 30, 2003 is hereinafter referred to as the "Balance Sheet;" and April 30, 2003, is hereinafter referred to as the "Balance Sheet Date.")

                   5.7 No Material Adverse Change. Since the Balance Sheet Date, there has not been any material adverse change in the Theatre Ticket
  Business, its prospects, earnings, condition (financial or otherwise), assets or properties, or of , and Seller does not know of any such change which is threatened, nor has there been any damage, destruction or loss materially affecting the business, prospects, earnings, condition (financial or otherwise), Purchased Assets or the Theatre Ticket Business, whether or not covered by insurance.

                 5.8 Compliance with Laws. Except as set forth on Schedule 5.8.1, Seller has complied with all Laws applicable to Seller, the Theatre Ticket Business and/or the Purchased Assets. Except as set forth on Schedule 5.8.2, no license, permit, order or approval of any governmental or regulatory body (collectively "Permits") is material to or necessary for the conduct of the Theatre Ticket Business as now conducted and Seller has all permits needed to the conduct of the Theatre Ticket Business. All Permits of Seller are set forth on Schedule 5.8.2 and are in full force and effect; no material violations are or have been recorded in respect of any Permit and no proceeding is pending, or to the knowledge of Seller threatened, to revoke or limit any Permit.

                  5.9    Tax Matters.

                  (a) Except as set forth on Schedule 5.9, all federal, state, local and foreign Tax Returns, reports and statements required to be filed by Seller and any corporation with which it files consolidated, combined or unitary returns have been filed with the appropriate governmental agencies in all jurisdictions in which such returns, reports and statements are requiredto be filed, and all taxes and other impositions shown due and payable thereon have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for non-payment thereof;

                  (b) Proper and accurate amounts have been withheld by Seller from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law. True, complete and correct federal, state, local and foreign returns have been filed by Seller for all periods for which returns were due with respect to employee income tax withholding, social security and unemployment taxes, and the amounts shown thereon to be due and payable have been paid in full;

                  (c) Timely payments of sales and use taxes required by applicable state, local and foreign law have been made by Seller;

                 (d) None of the property of Seller is property which Seller is required to treat as being owned by another person under any applicable law or is "tax-exempt use property" within the meaning of the Code. No consent has been or will be filed to have Section 341(f) of the Code apply to the disposition of any of the Purchased Assets by Seller; and

                  (e)      Seller is not a foreign person within the meaning of
 Section 1345(b)(2) of the Code.

                 (f) To Seller's knowledge, no written claim has ever been made by any Tax Authority in a jurisdiction where either Seller, or the Theatre Ticket Business does not file Tax Returns that either Seller, or the Theatre Ticket Business is or may be subject to taxation by that jurisdiction.Except as set forth on Schedule 5.9 hereto,neither the Theatre Ticket Business nor Seller in connection with the results or operations of the Theatre Ticket Business is subject to any joint venture, partnership, or other arrangement or contract which is treated as a partnership for United States federal income tax purposes.

                    5.10 Litigation. Except as set forth on Schedule 5.10, Seller is not a party to, nor is Seller threatened with, any dispute, litigation or judicial, administrative or arbitration proceeding which if decided adversely to Seller, could have a material adverse effect upon the transactions contemplated by this Agreement or upon the Purchased Assets, the Theatre Ticket Business or or which could create a material liability of Seller with respect to the Purchased Assets, the Theatre Ticket Business

                    5.11   Contracts and Agreements.

                    (a) Schedule 5.11 (a) sets forth all material contracts and other agreements relating to the Theatre Ticket Business to which Seller is a party, or by or to which it or any of the Purchased Assets is or may become subject or bound, including, without limitation (collectively, "Contracts"):

                  (i) Contracts with any current or former officer, director, employee, consultant, agent or other representative or with any entity in which any of the foregoing has an interest;
                  (ii) Contracts with any labor union or association representing any employee;

                  (iii) Contracts for the supply to any person of such person's requirements of a product sold by Seller;
                  (iv) Contracts for the sale of any assets or properties of Seller other than in the ordinary course of business or for the grant to any person of any preferential rights to purchase any of such assets or properties;
                  (v) Contracts with customers or suppliers including, without limitation, Contracts for the sharing of fees, the rebating of charges or other similar arrangements;
                  (vi) Contracts and other agreements pertaining to the Purchased Assets calling for an aggregate purchase price or payment in any one year of more than $1,000 in any one case (or in the aggregate, in the case of any related series of Contracts), excluding purchase orders entered into by Seller as a purchaser or a seller in the ordinary course of business;
                  (vii) Contracts relating to joint ventures, partnerships or other similar investment agreements;
                  (viii) Contracts containing covenants not to compete with the Theatre Ticket Business or with any person in any geographic area or covenants of any other person not to compete with the Theatre Ticket Business or in any geographic area;
                  (ix) Contracts requiring the payment to any person of a royalty, override or similar commission or fee;

                  (x) Contracts under which Seller agrees to indemnify any person including, without limitation, agreements to share the tax liability of any person;

                  (xi) Contracts which cannot be terminated on 30 days prior written notice without penaltyor damages; and

                  (xii) Contracts relating to the transfer, licensing or sharing of technology.

                 (b) There have been delivered or made available to Buyer true, complete and correct copies of all Contracts (including all amendments thereto) set forth on Schedule 5.11(a) or on any other Schedule hereto. All Contracts referred to in Schedule 5.11(a) and elsewhere referred to in this Agreement are in full force and effect and except as set forth on Schedule 5.11 (a), have not been amended or modified. Except as set forth on Schedule 5.11 (a), Seller is not in default under any of such Contracts, nor is any other party to any such Contract or other agreement in default thereunder, nor does any condition exist which with or without notice or lapse of time or both would violate, breach or constitute a default or an event of default thereunder. All Contracts which shall be assigned, transferred and delivered to, and assumed by Buyer pursuant to this Agreement are set forth on Schedule 5.11 (b) (the "Assumed Contracts"). Except as set forth on Schedule 5.11 (b), no approval or consent of any person is needed in order that the Contracts set forth on Schedule 5.11(b) continue in full force and effect following the assignment thereof to Buyer pursuant to this Agreement.

                  5.12     Absence of Certain Events.
                           -------------------------

  Except as set forth on Schedule 5.12 there has not been since the Balance Sheet Date:

                  (a) any change or agreement to change the character of the Purchased Assets or the Theatre Ticket Business;
                  (b) any purchase, sale, transfer, assignment, conveyance or pledge of the Purchased Assets;

                (c) any waiver or modification by Seller of any right or rights of substantial value or any payment, direct or indirect, in satisfaction of any liability adversely affecting the Purchased Assets, or the Theatre Ticket Business
                  (d) any liability, contract or other agreement, license or other commitment entered into or assumed by or on behalf of Seller relating to the Purchased Assets, or the Theatre Ticket Business;
                  (e) except for loans and advances made in the ordinary and usual course of business or which will have been repaid in full prior to the Closing Date, any loan or advance by Seller affecting the Purchased Assets, or the Theatre Ticket Business;
                 (f) any change in the accounting methods or practices followed by Seller in connection with the Purchased Assets, the Theatre Ticket Business, or any change in depreciation or amortization policies or rates theretofore adopted by Seller in connection with the Purchased Assets, the Theatre Ticket Business; and

                  (g) any transaction of business by Seller relating to the Purchased Assets, or the Theatre Ticket Business other than in the ordinary and usual course of business.

                 5.13 Intellectual Property. (a) Schedule 5.13 hereto lists (i) all Intellectual Property which is used in the Theatre Ticket Business and (ii) all licenses of Cantor Intellectual Property to or from Seller with respect to the Theatre Ticket Business. All annuities due with respect to the patents listed on Schedule 5.13 have been paid. No currently outstanding claims have been asserted either orally or in writing to Seller, or the Theatre Ticket Business,by any Person challenging the validity of or alleging infringement by, or misuse of, any Cantor Intellectual Property used by Seller or the Theatre Ticket Business,or challenging or questioning the validity or enforceability of any license, trade-name, trademark or agreement referred to on Schedule 5.13, and no such claims have been asserted during the last five years, and there is no valid basis for any such claim. Except as set forth on Schedule 5.13, Seller has not been alleged to have,infringed upon or violated any Cantor Intellectual Property right or misappropriated or misused any invention, trade secret or other proprietary information entitled to legal protection.

                           (b)      With  respect  to  each  trade  secret
included in the Cantor IntellectualProperty, such trade secret's documentation (which is a Purchased Asset) is current, accurate and sufficient in detail and content to identify and explain it, and to allow its full and proper use without reliance on the special knowledge or memory of others.
The Seller has taken all reasonable security measures to protect the secrecy, confidentiality, value and protectiblity (as a "trade secret") of its trade secrets. All trade secrets of Seller or the Theatre Ticket Business are presently valid and protectible, and are not part of the public knowledge or literature, and to the best knowledge of Seller they havenot been used, divulged, or appropriated for the benefit of any Person other than Seller or the Theatre Ticket Business to the detriment of Seller or the Business.

                           (c)      Without  limiting the  foregoing,  Seller
 has all rights necessary to allow it and, upon consummation of the Closing, Buyer to use the name "Vic Cantor Theatrical Sales" and "Group Theatre Sales"
 and variations thereof (including in combination with other words) in exclusively free of any Encumbrance or other obligations of any kind to any Person.

                           (d)     The Seller has not asserted any currently
outstanding claim of infringement, misappropriation or misuse of any of the Cantor Intellectual Property and Seller knows of no basis for such a claim, nor has Seller or the Theatre Ticket Business asserted any such claims during the last five years. Seller is not subject to any lien, judgment, order or decree which may adversely affect its ability to own and use the Cantor Intellectual Property shown on Schedule 5.13 of this Agreement. Except as set forth on
 Schedule 5.13 , none of the Theatre Ticket Intellectual Property is subject to any license from any third party to Seller or any Affiliate and Seller does not know of any basis for any such charge or claim.

                    5.14 Accounts and Notes Receivable. All accounts and notes receivable reflected on the Balance Sheet, and all accounts and notes receivable arising subsequent to the Balance Sheet Date, have arisen in the ordinary course of business of Seller, represent valid obligations due to Seller, have been collected or are collectible in the ordinary course of business of Seller in the aggregate recorded amounts thereof.

                  5.15 Suppliers and Customers. The relationship of Seller with the customers and suppliers of the Theatre Ticket Business represent normal commercial relationships. Schedule 5.15 sets forth (a) all customers of Seller with respect to the Theatre Ticket Business and (b)all suppliers of Seller with respect to the Theatre Ticket Business. To the best of Seller's knowledge, with respect to the Theatre Ticket Business, the relationships of Seller with its material suppliers and customers are good and, except as set forth on Schedule 5.15,no such supplier or customer has or made any written threat to Seller that it intends to cancel or otherwise terminate, its relationship with Seller, or has at any time on or after January 1, 2003 decreased materially, or intends to decrease materially, its services or supplies to Seller in the case of any supplier, or,its usage of Seller's services or products, made any written claim that any services provided by Seller failed to meet any specification with respect thereto or were otherwise defective, in the case of any customer.To the best of Seller's knowledge, except as set forth on Schedule 5.15, neither this Agreement nor the transactions contemplated hereby will materially adversely affect the business relationship of Seller or the Theatre Ticket Business with any such major supplier or customer.

                  5.16     Employee Benefit Plans and Compliance with ERISA.
                           -------------------------------------------------

    The Seller does not have "employee benefit plans",  within the meaning of
Section 3(3) of ERISA, or any other bonus, profit sharing, compensation, pension, severance,deferred compensation, fringe benefit, insurance, welfare, medical, post-retirement health or welfare benefit, medical reimbursement, health, life, stock option, stock purchase, tuition refund, service award, company car, scholarship, relocation, disability, accident, sick pay, sick leave, vacation, termination, individual employment, executive compensation, incentive, bonus,commission, payroll practices, retention or other plan, agreement, policy, trustfund or arrangement, whether written or unwritten, and whether United States, or foreign, maintained, sponsored or contributed to by Seller or any entity that would be deemed a "single employer" with Seller under Section 414(b), (c), (m)or (o) of the Code or Section 4001(a)(14) of ERISA (an "ERISA Affiliate") on behalf of any of the current, former or retired employees of Seller or their beneficiaries or with respect to which Seller or any ERISA Affiliate has or has had any obligation on behalf of any such employee or beneficiary (each, an "Employee Benefit Plan") or is or can be deemed a "single employer" under any Canadian or foreign law, rule or regulation.

                  5.17 Related Party Transactions. Except as set forth on
Schedule 5.17 hereto, there are no Contracts, between (i) the Business, on one hand, and Seller or any stockholder, director, officer or Affiliate of Seller (each, a "Related Party"), on the other, or (ii) Seller with respect to the Theatre Ticket Business, on one hand, and any Related Party, on the other; in each case, other than routine employment agreements in the ordinary course of business.No amounts are owed by or to Seller with respect to the Business to or by any Related Party, and no amount is owed by or to the Theatre Ticket Business to or by Seller or any Related Party.

                  5.18 Potential Conflicts of Interest. To the best of Seller's knowledge, after making all reasonable inquiries, and except as set forth on
Schedule 5.18, no officer or director of Seller or key employee of (i) is an officer, director, employee or consultant of, or owns or otherwise controls or is an affiliate or associate of any person which is a competitor, lessor, lessee, licensee, customer or supplier of Seller in connection with the Theatre Ticket Business; (ii) owns, directly or indirectly, in whole or in part, any trademark, trade name, service mark, copyright, franchise, patent, invention, permit, license or secret or confidential information which Seller is using in connection with the Theatre Ticket Business or the use of which is necessary for the Theatre Ticket Business; or (iii) has any cause of action or other claim whatsoever against, or owes any amount to, Seller, except for claims in the ordinary course of business.

                   5.19 Full Disclosure. All agreements, documents and instruments delivered by or on behalf of Seller in connection with this Agreement and the transactions contemplated hereby are true, complete and correct. The information furnished by or on behalf of Seller to Buyer in connection with this Agreement and the transactions contemplated hereby does not contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There is no fact which Seller has not disclosed to Buyer in writing which materially adversely affects, or so far as Seller can now foresee, will materially adversely affect, the Purchased Assets, the Theatre Ticket Business or the ability of Seller to perform this Agreement.

                    5.20 No Broker. No broker, finder, agent or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's,finder's or similar fee or other commission in connection therewith based on any contract, arrangement or understanding with Seller or any action taken by Seller.

                    5.21 Authorization by the Board of Directors. At least a majority of the members of the Board of Directors of Seller and the Stockholder has approved the transactions contemplated by this Agreement and has duly authorized Seller to execute and deliver this Agreement and all necessary Bankruptcy Court approvals and consents for the execution and delivery of this Agreement and the consummation of the transactions contemplated thereby has been obtained.

               SECTION 6. REPRESENTATIONS AND WARRANTIES OF BUYER.

           Buyer represents and warrants to Seller as follows:

                  6.1 Due Incorporation and Qualification. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has the corporate power and authority to own, lease and operate its assets and properties,and to carry on its business as now being conducted.

                        6.2 Corporate Power of Buyer, Consents. Except for the approval of Buyer's stockholders with respect to those certain matters contemplated by the transactions described in this Agreement, Buyer has the requisite corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Buyer or its shareholders. This Agreement has been duly and validly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors rights generally.

                    6.3 No Default. Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated herein, will conflict with or result in a breach of, or give rise to a right of termination of, or accelerate the performance required by, any terms of any indenture, mortgage, deed of trust, lease, agreement, insurance policy or other instrument to which Buyer is a party, or constitute a default thereunder, or result in the creation or imposition of any lien, claim or encumbrance upon any of Buyer's assets, nor will it violate any of the provisions of Buyer's Certificate of Incorporation or By-Laws.

                    6.4 Certificate of Incorporation and By-Laws. The Certificate of Incorporation and By-laws of Buyer, and all amendments to and restatements of each, which have been heretofore delivered to Seller are true,complete and correct.

6.5 No Broker. No broker, finder, agent or similar intermediary has acted on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's, or similar fees or commissions in connection therewith based on any contract, arrangement or understanding with Buyer or any action taken by Buyer.

                    SECTION 7. REPRESENTATIONS OF THE GUARANTOR.
                               --------------------------------

                    7.1 Net Worth. The Guarantor hereby represents and warrants to the Seller that her net worth is equal to at least $228,000.

         SECTION 8.  COVENANTS AND AGREEMENTS OF STOCKHOLDER AND SELLER.
                        ------------------------------------------------

                  The Stockholder and Seller, jointly and severally, covenant and agree as follows:

                  8.1 Discharge of Liabilities. In addition to its obligations under Section 4 hereof, from the date hereof through the Closing Date, Seller shall, in accordance with its normal accounts payable practices with respect to unaffiliated third parties, pay or otherwise discharge, or cause to be paid or otherwise discharged, all liabilities of Seller or any of its affiliates relating to the Theatre Ticket Business that are due or may become due (in accordance with such practices) during such period and make all other deposits and payments and other cash disbursements in accordance with its past practices.

                        8.2 Restriction on Competition. Stockholder has represented to the Buyer that hewill be retiring from the theatre ticket business; accordingly, in order to induce the Buyer to enter into this Agreement, Seller and Stockholder agree that, for a period of 5 years following the Closing Date, neither of them willnot engage, either directly or indirectly, in the entertainment ticket salesbusiness, and shall not, directly or indirectly,own, manage, operate, join,control, participate in, invest in or otherwise be connected with, in any manner, any person, partnership, corporation or other entity that is engaged,in any manner, in the Theatre Ticket Business. Stockholder and Seller acknowledge that the scope of this covenant is reasonable and that Buyer's remedy at law for breach of this covenant will be inadequate and agrees that, in addition to any other remedy Buyer may have, Buyer will be entitled to an injunction restraining such breach or threatened breach,without bond or other security being required. If any court finds that the restrictions stated herein are unreasonable, this
Section 7.2 will be interpreted to include the restrictions contained herein to the fullest extent such restrictions are allowable under law, giving effect to the agreement and the intent of the parties that the restrictions contained herein shall be effective to the fullest extent permissible.

                  8.3 Bulk Sales Laws. Seller agrees to comply with or perform any actions in connection with the provisions of the Uniform Commercial Code or other bulk sales or similar laws of any of the states in which any of the Purchased Assets are situated or of any other state which may be asserted to be applicable to the transaction hereunder.

                  8.4 Notice of Sale. Seller agrees that Buyer (at Buyer's option) may, or that Seller (as reasonably requested by Buyer) will, from time to time, prepare and mail notices to the other party(including the customers of the Theatre Ticket Business) under any of the accounts or notes receivable or other agreements assigned by Seller advising such other party that such accounts or notes receivable or other agreement and the Theatre Ticket Business have been sold and assigned to Buyer and directing such other party to send to Buyer all future payments on such accounts or notes, notices and correspondence relating to such agreements.

                  8.5      Transition Assistance.

                  (a) Following the Closing Date, the Seller will, and Stockholder will cause the Seller to, arrange for telephone service, with existing numbers, operational at the Buyer's office and to have the the Purchased Assets delivered, at the Buyer's expense, to the Buyer's offices, so as to permit the Buyer to commence business operations immediately following the closing.

                  (b) For a period of four months Stockholder agrees that he will make himself available, upon the reasonable request of Buyer, for consultation regarding the Theatre Ticket Business

                  8.6 Name Change. On the Closing Date, the Seller shall file and the Stockholder shall cause each of the Seller and Group Ticket Sales, Inc to file, certificates of amendment to their respective certificates of incorporation changing their respective names and shall cease conducting any business under the names "Vic Cantor Theatre Sales Services, Inc." to "Fishkin Enterprises, Inc.," and "Group Ticket Sales, Inc." The Seller shall assign and the Stockholder shall cause each of the Seller and Group Theatre Sales, Inc assign to the Buyer any and all rights they may have to the use of the names Vic Cantor Theatre Sales Services, Inc" and "Group Ticket Sales, Inc."

                  8.6 Letters to Customers and Suppliers. The Seller shall forward letters notifying the Cantor Customers listed on Schedule 8.6 hereto andTheatres of the transactions contemplated hereby, substantially in the form attached hereto as Exhibit 8.6.


          SECTION 9. Covenants and Agreements of Both Buyer and Seller.
               --------------------------------------------------

                 9.1 Further Assurances. Each of the parties shall execute such agreements,instruments and other documents and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby, including using all reasonable efforts:(a) to effect all necessary filings; (b) to defend any lawsuits or other legal proceedings, whether judicial or administrative,whether brought derivatively or on behalf of third parties (including governmental agencies or officials), challenging this Agreement or the consummation of the transactions contemplated hereby, (c) to furnish to each other such information and assistance as reasonably may be requested in connection with the foregoing, and (d) to obtain all necessary approvals, consents and assignments and to execute such other documents and to take any and all such other actions as may be necessary or reasonably requested by Buyer to vest or more effectively vest in Buyer, full and marketable title to the Purchased Assets free and clear of any and all claims, liabilities, obligations, liens, pledges, mortgages, encumbrances, charges and restrictions of every kind, nature and description.

                 9.2 Expenses of Sale. Seller and Buyer agree that each of them shall bear its own direct and indirect expenses incurred in connection with the negotiation, preparation and performance of this Agreement and,unless otherwise provided for herein, the consummation and performance of the transactions contemplated hereby. Without limiting the generality of the preceding sentence, all transfer, documentary, gross receipts, sales and use taxes, recording and filing fees, survey costs, title insurance premiums and similar liabilities, if any, resulting from the sale, assignment,transfer and delivery hereunder of the Purchased Assets shall be paid for in full by Seller.


                  9.3 Confidentiality. (a) Each party hereto recognizes and acknowledges that secret or confidential information, knowledge or data of various kinds may exist, from time to time, with respect to the business of the other party. Accordingly, each party covenants that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to any one, any secret or confidential information, knowledge or data concerning or relating to the business or financial affairs of the other party or any affiliate of such party to which the first party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the arrangement between the parties created hereby, or a party's performance of its obligations under this Agreement.

        (b) Neither the Seller nor the Stockholder shall directly or indirectly divulge furnish or make accessible to any one, any secret or confidential information, knowledge or data concerning or relating to the Theatre Ticket Business or the Purchased Assets.

         (c) The provisions of this Section 8.3 shall not apply to any information, knowledge or data to the extent, and only to the extent, that (i) the disclosure of the same by a party to a particular third party is reasonably required in connection with the fulfillment of such party's obligations hereunder and such third party shall enter into an agreement to keep such information, knowledge or data confidential, (ii) such information, knowledge or data shall become generally known to the public or the trade through no violation of this Section 8.3by the disclosing party or (iii) such information, knowledge or data was known to the party prior to disclosure.

                  SECTION 10.  INDEMNIFICATION

                  10.1 Survival of Representations and Warranties. All representations and warranties contained in Sections 5 and 6 of this Agreement shall survive the Closing.

                  10.2 Indemnification by Seller. From and after the Closing, Seller shall indemnify and save Buyer and its Affiliates, their respective directors, officers, employees, agents and representatives and all of their successors and assigns (collectively "Buyer Claimants" and individually "Buyer Claimant") harmless from and defend each of them from and against any and all demands, claims, actions, liabilities, losses, costs, damages or expenses whatsoever (including any reasonable attorneys' fees) (collectively, "Losses") asserted against,imposed upon or incurred by the Buyer Claimants resulting from or arising out of, without limitation, (a) any inaccuracy or breach of any representation or warranty of Seller contained herein; (b) any breach of any covenant or obligation of Seller contained herein; (c)Seller's ownership of its retained assets and operation of its business from and after the Closing Date;
(d)any liability of Seller or the Theatre Ticket Business arising out of events occurring, conditions existing, products sold or activities of Seller prior to the Closing; (e) noncompliance with any applicable bulk sales or similar laws (including laws which may impose transferee liability on Buyer or an Affiliate or create Encumbrances on the Assumed Assets relating to Seller's liability for sales, use, or other taxes or withholdings arising out of the operations of the Theatre Ticket Business by Seller); (f) any personal injuries,death or property damage arising from services provided by Seller prior to the Closing Date or any of the Purchased Assets sold by Seller to Buyer pursuant to this Agreement and utilized or resold by Buyer; and (g) any liability arising out of or related to the Theatre Ticket Business prior to Closing, or the assertion against a Buyer Claimant of a claim which,if valid, would constitute a liability arising out of or related to the Theatre Ticket Business prior to Closing.

                  10.3 Indemnification by Buyer. From and after the Closing, Buyer shall indemnify and save Seller and its Affiliates and their respective directors, officers, employees, agents and representatives(collectively "Seller Claimants" and individually "Seller Claimant") harmless from and defend each of them from and against any and all Losses asserted against, imposed upon or incurred by the Seller Claimants resulting from or arising out of(a) any inaccuracy or breach of any representation or warranty of Buyer contained herein; (b) any breach of any covenant or obligation of Buyer contained herein; and(c) any Assumed Liability or the assertion against a Seller Claimant of a claim which, if valid, would constitute an Assumed Liability.

                  10.4 Right of Set-Off. Subject to Section 11. 5 hereof, Buyer Claimant may set off and deduct any Losses directly against any amounts due Seller under the Promissory Note.

                    SECTION 11.  Miscellaneous.
                                 -------------

                    11.1 Severability. If at any time subsequent to the date hereof,any term or provision of this Agreement shall be determined by a court of competent jurisdiction to be illegal, void or otherwise unenforceable,such term or provision shall be of no force and effect, but the illegality or unenforceability of such term or provision shall have no effect upon and shall not impair the enforceability of any other term or provision of this Agreement.

                   11.2 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, by private courier, telegraphed or telexed, or sent by certified, registered or express mail (including, but not limited to, federal express), postage prepaid, and shall be deemed given when so delivered personally, entrusted to such private courier, telegraphed or telexed, as follows:

                    (i)    if to Buyer, to: Maxwell Group Entertainment, Inc.
                                  1501 Broadway
                                   Suite 1807
                            New York, New York 10036
                           Attention: Phyllis Maxwell

                  with a copy to:

                            Eiseman Levine Lehrhaupt &
                            Kakoyiannis, P.C.
                            845 Third Avenue, 8th Floor
                            New York, New York  10022
                            Attention: Peter Kakoyiannis, Esq.


(ii) if to Seller or Stockholder to:    Fishkin Enterprises, Inc.
                                        21 Orange Drive
                                        Marlboro, New Jersey07746
                                        Attention Harold Fishkin

 with a copy to:                Richard I. Janvey, Esq.
                                Janvey, Gordon, Herlands, Randolph & Cox LLP
                                355 Lexington Avenue
                                10th Floor
                                New York, New York  10017

                    11.3 Entire Agreement. This Agreement contains the entire agreement between Buyer and Seller with respect to the purchase of the Purchased Assets and the related transactions described herein and supersedes any and all prior and contemporaneous contracts, arrangements or understandings, written or oral, with respect thereto.

                    11.4 Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived only by a written instrument signed by Buyer and Seller or, in the case of a waiver, the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver or modification thereof, nor shall any waiver or modification on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity. The rights and remedies of any party arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

                  11.5 Disputes.

         (a) Subject to paragraph (b) of this Section 10.5, any dispute arising out of or in connection with this Agreement which cannot first be settled amicably by mutual consultation between the parties, shall be referred to and finally resolved by arbitration under the auspices of JAMS, in accordance with its rules ("Rules"). The arbitration shall take place in New York, New York, unless the parties otherwise mutually agree. The rules of procedures not expressly provided by the Rules shall be determined in accordance with the laws of the State of New York, whether mandatory or not. An award may be confirmed and judgment on the award entered in the Supreme Court of the Stateof New York. Proceedings to confirm or enforce any final arbitral award hereunder, or to modify, alter, vacate any such arbitral award, shall be brought exclusively in the Supreme Court of the State of New York. The parties hereto consent to the jurisdiction of the courts of the State of New York in any action to enforce an arbitration award hereunder.

         (b) Nothing in this Section 10.5 shall be deemed to preclude any Party from commencing an action for equitable or injunctive relief in any court having jurisdiction over the matter.

         (c) If a proceeding under either paragraphs (a) or (b) is commenced by the Buyer, or pursuant to Section 2.2 hereof, any payments required to be made under the terms of the Promissory Note shall be suspended until completion of such proceedings.

                    11.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

                    11.7 No Assignment. This Agreement is not assignable except by operation of law.

                   11.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                    11.9 Exhibits and Schedules. The Exhibits and Schedules to this Agreement are incorporated herein and made hereby a part of this Agreement as if set forth in full herein.

                    11.10 Rules of Construction. This Agreement shall be construed in accordance with the following rules of construction:

                     (a) Calculation of Time Period. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.
                     (b) Commercially Reasonable Best Efforts. The obligation of a party to use commercially reasonable best efforts to accomplish an objective does not require an unreasonable expenditure of funds or the incurrence of an unreasonable liability on the part of the obligated party.
                    (c) Gender and Number. Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.
                    (d) Headings. The provision of a Table of Contents, of this Agreement into Articles, Sections and other subDivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. All references in this Agreement to any "Section" are to the corresponding Section of this Agreement unless otherwise specified.
                    (e) Herein. The words such as "herein," "hereinafter," "hereof," and "hereunder"refer to this Agreement as a whole and not merely to a subDivision in which such words appear unless the context otherwise requires.

                  (f) Including. The word "including" or any variation thereof means "including, without limitation" and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

                  (g)      Knowledge.   The word  "knowledge"  or any similar
 term shall mean the actual knowledge of any of the senior management of Seller or of the Business.
                  (h) Payments and Computations. Except for the payment of the Purchase Price (which shall be paid at the Closing), each party shall make each payment due to another party to this Agreement not later than 2:00 p.m.New York time on the day when due. All payments shall be measured and paid in U.S. dollars by wire transfer in immediately available funds to the account or accounts designated by the party receiving such payment. All computations of interest shall be made on the basis of a year of 365 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.Whenever any payment under this Agreement shall be due on a day other that a Business Day, such payment shall be made on the next succeeding Business Day,and such extension of time shall be included in the computation of payment of interest.

                  (i) Schedules and Exhibits. Any matter disclosed by Seller on any one Schedule shall be deemed disclosed for purposes of all other Schedules to the extent that the relevance of such matters to other Sections of this Agreement or other applicable Schedules is reasonably apparent to a reader.


                    SECTION 12.  DEFINITIONS.
                                 -----------

                  The terms defined in this Section 12, whenever used herein (including the Exhibits and Schedules hereto),shall have the following meanings for all purposes of this Agreement, and such meanings are equally applicable to both the singular and the plural forms of the terms defined. References to any gender include, unless the context otherwise requires, references to all genders, and references to the singular include, unless the context otherwise requires, references to the plural and vice versa.

                 "Affiliate" shall mean any Person which directly or indirectly controls, is controlled by, or is under common control with, another Person, provided that, in any event, any Person that owns directly or indirectly securities having 10% or more of the voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

                  "Authorizations" shall mean all licenses, Permits, Environmental Permits, approvals, authorizations, qualifications,concessions or the like, issued by any United States federal, state, local or foreign regulatory or governmental authorities, relating to the Purchased Assets, Assumed Liabilities or the Theatre Ticket Business.

                  " Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks are closed or are authorized to be closed in New York, New York.

                   "Claim" means claims, demands, charges, complaints, actions, causes of action, suits, proceedings, hearings and administrative proceedings.

                  "Closing" means the closing of the transactions contemplated in this Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  "Consent" means any consent, approval, authorization, qualification, waiver or notification of a Governmental Authority or any other Person.

                  "Encumbrance" means any charge, claim, conditional sale agreement, easement restrictions, liability, pledge, obligation, security interest, , or other title retention agreement, lease, mortgage, security agreement, third party rights of any kind, including,options and right of first refusal, restriction, license, covenant, or other lien (including title defects of any kind whatsoever, or the filing of, or agreement to give any financing statement under the Uniform Commercial Code or statute or law of any jurisdiction of any kind whatsoever).

                 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

                  "ERISA Affiliate" shall have the meaning set forth in Section
 5.19 of this Agreement.

                  "GAAP" means U.S. generally accepted accounting principles and procedures in effect on the date of this Agreement, consistently applied.

                  "Governmental Authority" means a governmental authority with jurisdiction over Seller, or its properties, in connection with the matters described in this Agreement, including any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any governmental authority, agency, department, board, commission or instrumentality of the United States,or any political subdivision thereof (including any state or any political subdivision thereof), and any tribunal or arbitrator of competent jurisdiction.

                  "Cantor Intellectual Property " means any and all of the Seller's (i) United States and foreign patents and patent applications (including without limitation docketed patent disclosures awaiting filing, reissues, continuations, continuations-in-part and extensions), patent disclosures awaiting filing determination, inventions and improvements thereto,
(ii) trademarks, service marks, certification marks, trade names, corporate names and all variations thereof, trade dress, logos, business and product names, slogans, and registrations and applications for registration thereof,
(iii) copyrights and registrations thereof, (iv) inventions, processes,designs, formulae, trade secrets, know-how, industrial models, confidential, technical and business information, manufacturing, engineering and technical drawings,and product specifications, (v) intellectual property rights similar to any of the foregoing, (vi) computer software, and (vii) copies and tangible embodiments thereof (in whatever form or medium, including without limitation electronic media), in each case that are necessary to conduct the Theatre Ticket Business as conducted on the date hereof.

                  "IRS" shall have the meaning set forth in Section of this Agreement.

                   "Law" means any law, statute, code, ordinance, rule, regulation or other legally enforceable requirement of any Governmental Authority.

                   "Material Adverse Effect" means a material adverse effect on the condition of the Purchased Assets or the results of operations of the Theatre Ticket Business,except to the extent that the same results from actions taken by Buyer in connection with the transactions contemplated hereby, the announcement of the transactions contemplated hereby, changes in general economic conditions, acts of terrorism or the commencement of war or armed hostilities directly or indirectly involving the United States, or changes affecting the industry generally in which Seller operates the Theatre Ticket Business.

                  "Cantor Intellectual Property Rights" means all Intellectual Property Rights that are owned by Seller and used in , licensed, exercised, or exploited, or otherwise necessary for, the Theatre Ticket Business, including but not limited to the name "as currently conducted or as currently proposed to be conducted, but excluding any Intellectual Property Rights associated with the Excluded Assets.

                  "Other Assets" shall mean, but shall not be limited to, all books and records (or true and correct copies thereof), including all computerized books and records and all Contracts, files, documents, lists, plats, correspondence, architectural plans, drawings and specifications, invoices, forms, customer records, promotional and advertising materials, technical data, operating records, operating manuals, instructional documents, employee files (to the extent permitted under applicable Law) and other printed or written materials, in each case, to the extent related to the Theatre Ticket Business; all rights under or pursuant to all warranties, representations and guarantees, whether express or implied, made by suppliers, manufacturers, contractors and other third parties with respect to any of the Purchased Assets;all claims, defenses, causes of action, choses in action, rights of recovery,rights of set off, and rights of recoupment related to the Theatre Ticket Business or the Purchased Assets; all computers, office supplies and furniture; and all customer lists, supplier lists, catalogues, sales brochures and other marketing data.

                  "Party" shall mean any Person who is a Party to this Agreement.

                  "Person" shall mean any natural person, corporation, limited or limited liability partnership, general partnership, joint venture, association, joint-stock company, limited liability company, company, trust, bank, trust company, land trust, Theatre Ticket Business,and any "group" within , trust or other organization, whether or not a legal entity, and any governmental unit or agency or political subdivision thereof.

                  Post Closing Receivable shall mean all commissions due with respect to theatre tickets sold prior to the Closing Date with scheduled performances after the Closing Date.

                  "Tax Authority" shall mean any United States or Canadian federal, state, provincial, county, municipal or other local government or any foreign government, any sub-division, agency, commission or authority thereof, or any quasi-governmental body or other authority exercising any taxing or tax regulatory authority.

                  "Tax Return" shall mean each and every report, return, declaration, information return, statement or other information required to be supplied to a taxing or governmental authority in connection with the determination, assessment, collection or administration of any Tax or Taxes on the Theatre Ticket Business or filed by or including the Theatre Ticket Business, including without limitation, any combined or consolidated return for any group of entities including the Theatre Ticket Business which includes income from or relating to the Theatre Ticket Business.

                  "Taxes" (or "Tax" where the context requires) shall mean all United States or Canadian federal, state, provincial, county, local, foreign or other taxes, duties, or similar charges (including, without limitation, income (whether net or gross), profits, premium, estimated, excise, sales, use, environmental (including taxes under Code Section 59A), occupancy, franchise, license, value added stamp, windfall profits, social security, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, gains, withholding, occupation, employment and payroll related and property taxes, alternative or add-on, minimum or estimated, import and export duties and other governmental charges and assessments) imposed by any taxing or governmental authority on or payable by Seller, the Theatre Ticket Business or any other party with respect to the income, operations, products, assets or properties of the Theatre Ticket Business, whether attributable to statutory or non-statutory rules and whether or not measured in whole or in part by net income, and including interest, additions to tax or interest, and penalties with respect thereto, and including expenses associated with contesting any proposed adjustment related to any of the foregoing.

                    "Theatre(s)" shall mean a live theatrical performance space or venue.

                    IN WITNESS WHEREOF, the parties have duly executed and delivered this agreement on the date first above written.


Maxwell Group Entertainment, Inc., Buyer

By: /s/ "Phyllis Maxwell"
Name: Phyllis Maxwell
Title:   President


Vic Cantor Theatrical Services Inc., Seller

By:/s/ "Harold Fishkin
Name: Harold Fishkin
Title: President

/s/ "Harold Fishkin"
Harold Fishkin as Sole Stockholder of
Vic Cantor Theatrical Services, Inc.